EXHIBIT 99.1

AvePoint Announces Second Quarter 2023 Financial Results

Second quarter SaaS revenue of $38.3 million, representing 39% year-over-year growth
Second quarter Total revenue of $64.9 million, representing 16% year-over-year growth
Total ARR of $236.2 million, representing 26% year-over-year growth, 30% adjusted for FX impact

JERSEY CITY, N.J., Aug. 09, 2023 (GLOBE NEWSWIRE) -- AvePoint (NASDAQ: AVPT), the most advanced platform to optimize SaaS operations and secure collaboration, today announced financial results for the second quarter ended June 30, 2023.

“Highlighted by 30% ARR growth, our second quarter results demonstrate the demand for the AvePoint Confidence Platform and the strength of our business model, as we again delivered robust topline growth and operating leverage,” said Dr. Tianyi Jiang (TJ), CEO and Co-Founder, AvePoint. “Amidst the ongoing uncertainty in the macro environment, our customers continue to depend on AvePoint’s Confidence Platform to rapidly reduce costs, improve productivity and make more informed business decisions. As a result, we are pleased to once again raise our full-year guidance for total ARR, total revenues and operating income.”

Second Quarter 2023 Financial Highlights

  Revenue: Total revenue was $64.9 million, up 16% from the second quarter of 2022. Within total revenue, SaaS revenue was $38.3 million, up 39% from the second quarter of 2022.

  Gross Profit: GAAP gross profit was $45.1 million, compared to $40.1 million for the second quarter of 2022. Non-GAAP gross profit was $46.1 million, compared to $40.9 million for the second quarter of 2022. Non-GAAP gross margin was 71.1%, compared to 73.4% for the second quarter of 2022.

  Operating Income/(Loss): GAAP operating loss was $(7.1) million, compared to $(11.7) million for the second quarter of 2022. Non-GAAP operating income was $2.9 million, compared to a non-GAAP operating loss of $(1.2) million for the second quarter of 2022.

  Cash and short-term investments: $222.9 million as of June 30, 2023.

Second Quarter 2023 Key Performance Indicators and Business Highlights

  ARR as of June 30, 2023 was $236.2 million, up 26% year-over-year. Adjusted for FX, ARR grew 30%.

  Adjusted for FX, dollar-based gross retention rate was 87%, while dollar-based net retention rate was 107%. On an as-reported basis, dollar-based gross retention rate was 85%, while dollar-based net retention rate was 104%.

  Added new functionality for public sector customers to strengthen data protection and simplify deployment with AvePoint Cloud Backup for Salesforce, a FedRAMP (moderate) authorized solution on Salesforce AppExchange.

  Continued to invest in channel innovation to boost revenue opportunities for partners and achieve profitable growth with an expanded AvePoint Certification Program, new Partner Locator and DevOps capabilities.

Financial Outlook
The Company is again raising its full year outlook for total ARR, total revenues and non-GAAP operating income.

For the third quarter of 2023, the Company expects:

  Total revenues of $67.6 million to $69.6 million, or 9% year-over-year growth at the midpoint.
  Non-GAAP operating income of $5.0 million to $6.0 million.

For the full year 2023, the Company now expects:

  Total ARR of $258.0 million to $263.0 million, or 21% year-over-year growth at the midpoint.
  Total revenues of $261.9 million to $265.9 million, or 14% year-over-year growth at the midpoint.
  Non-GAAP operating income of $15.9 million to $17.4 million.

Quarterly Conference Call

AvePoint will host a conference call today, August 09, 2023, to review its second quarter 2023 financial results and to discuss its financial outlook. The call is scheduled to begin at 4:30pm ET. You may access the call and register with a live operator by dialing 1 (844) 826-3035 for US participants and 1 (412) 317-5195 for outside the US. The passcode for the call is 5334032. Investors can also join by webcast by visiting https://ir.avepoint.com/events. The webcast will be available live, and a replay will be available following the completion of the live broadcast for approximately 90 days.

About AvePoint

Collaborate with Confidence. AvePoint provides the most advanced platform to optimize SaaS operations and secure collaboration. Over 17,000 customers worldwide rely on our solutions to modernize the digital workplace across Microsoft, Google, Salesforce and other collaboration environments. AvePoint's global channel partner program includes over 3,500 managed service providers, value added resellers and systems integrators, with our solutions available in more than 100 cloud marketplaces. Founded in 2001, AvePoint is headquartered in Jersey City, New Jersey with 25 global offices. To learn more, visit www.avepoint.com.

Emerging Growth Company

AvePoint is considered an emerging growth company. Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under Section 21E of the Securities Exchange Act of 1934, as amended) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies, but any such election to opt out is irrevocable. AvePoint elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, AvePoint, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

Because the market value of our common stock held by non-affiliates exceeded $700.0 million as of June 30, 2023, AvePoint will meet the conditions to be deemed a "large-accelerated filer" as of December 31, 2023, and will consequently no longer be an emerging growth company as of that date. AvePoint will be subject to the regulations applicable to all large-accelerated filers as of December 31, 2023.

Non-GAAP Financial Measures

To supplement AvePoint’s consolidated financial statements presented in accordance with GAAP, the company uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (including percentage of revenue figures), non-GAAP operating income and non-GAAP operating margin. The company has included a reconciliation of GAAP to non-GAAP financial measures at the end of this press release. These reconciliations adjust the related GAAP financial measures to exclude stock-based compensation expense and the amortization of acquired intangible assets. The company believes the presentation of its non-GAAP financial measures provides a better representation as to its overall operating performance. The presentation of AvePoint’s non-GAAP financial measures is not meant to be considered in isolation or as a substitute for its financial results prepared in accordance with GAAP, and AvePoint’s non-GAAP measures may be different from non-GAAP measures used by other companies.

Disclosure Information

AvePoint uses the https://ir.avepoint.com/ website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and other federal securities laws including statements regarding the future performance of and market opportunities for AvePoint. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: changes in the competitive and regulated industries in which AvePoint operates, variations in operating performance across competitors, changes in laws and regulations affecting AvePoint’s business and changes in AvePoint’s ability to implement business plans, forecasts, and ability to identify and realize additional opportunities, and the risk of downturns in the market and the technology industry. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of AvePoint’s most recent Quarterly Report on Form 10-Q and its registration statement on Form S-1 and related prospectus and prospectus supplements filed with the SEC. Copies of these and other documents filed by AvePoint from time to time are available on the SEC's website, www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and AvePoint does not assume any obligation and does not intend to update or revise these forward-looking statements after the date of this release, whether as a result of new information, future events, or otherwise, except as required by law. AvePoint does not give any assurance that it will achieve its expectations.

Investor Contact

AvePoint
Jamie Arestia
ir@avepoint.com
(551) 220-5654

Media Contact

AvePoint
Nicole Caci
pr@avepoint.com
(201) 201-8143

AvePoint, Inc. and Subsidiaries Condensed Consolidated Statements of Operations For the Three and Six Months Ended June 30, 2023 and 2022 (In thousands, except per share amounts) (Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
Revenue:
SaaS	$38,279	$27,619	$73,791	$54,172
Term license and support	13,277	14,011	24,181	24,213
Services	10,066	9,848	19,813	18,773
Maintenance	3,247	4,223	6,656	8,834
Total revenue	64,869	55,701	124,441	105,992
Cost of revenue:
SaaS	9,130	6,207	17,025	11,770
Term license and support	496	491	957	1,076
Services	9,958	8,636	19,309	16,986
Maintenance	212	278	395	556
Total cost of revenue	19,796	15,612	37,686	30,388
Gross profit	45,073	40,089	86,755	75,604
Operating expenses:
Sales and marketing	27,691	27,371	54,542	54,577
General and administrative	15,193	16,380	29,841	31,982
Research and development	9,273	8,081	18,288	14,636
Total operating expenses	52,157	51,832	102,671	101,195
Loss from operations	(7,084)	(11,743)	(15,916)	(25,591)
(Loss) gain on earn-out and warrant liabilities	(4,027)	2,668	(4,136)	5,935
Interest income, net	286	20	611	34
Other income (expense), net	1,613	(693)	3,025	(870)
Loss before income taxes	(9,212)	(9,748)	(16,416)	(20,492)
Income tax expense (benefit)	3,313	(546)	5,291	(237)
Net loss	$(12,525)	$(9,202)	$(21,707)	$(20,255)
Net income attributable to and accretion of redeemable noncontrolling interest	(60)	(627)	(75)	(1,244)
Net loss attributable to AvePoint, Inc.	$(12,585)	$(9,829)	$(21,782)	$(21,499)
Net loss available to common shareholders	$(12,585)	$(9,829)	$(21,782)	$(21,499)
Basic and diluted loss per share	$(0.07)	$(0.05)	$(0.12)	$(0.12)
Basic and diluted shares used in computing loss per share	183,315	182,491	183,068	182,661

AvePoint, Inc. and Subsidiaries Condensed Consolidated Balance Sheets As of June 30, 2023 and December 31, 2022 (In thousands, except par value) (Unaudited)

	June 30,	December 31,
	2023	2022
Assets
Current assets:
Cash and cash equivalents	$219,714	$227,188
Short-term investments	3,191	2,620
Accounts receivable, net of allowance for doubtful accounts of $1,001 and $725 as of June 30, 2023 and December 31, 2022, respectively	61,815	66,474
Prepaid expenses and other current assets	5,539	10,013
Total current assets	290,259	306,295
Property and equipment, net	4,996	5,537
Goodwill	18,979	18,904
Intangible assets, net	10,770	11,079
Operating lease right-of-use assets	15,577	15,855
Deferred contract costs	49,426	48,553
Other assets	8,563	9,310
Total assets	$398,570	$415,533
Liabilities, mezzanine equity, and stockholders’ equity
Current liabilities:
Accounts payable	$1,439	$1,519
Accrued expenses and other liabilities	41,795	47,784
Current portion of deferred revenue	96,002	93,405
Total current liabilities	139,236	142,708
Long-term operating lease liabilities	10,751	11,348
Long-term portion of deferred revenue	6,925	8,085
Earn-out shares liabilities	10,939	6,631
Other non-current liabilities	5,586	3,607
Total liabilities	173,437	172,379
Commitments and contingencies
Mezzanine equity
Redeemable noncontrolling interest	14,009	14,007
Total mezzanine equity	14,009	14,007
Stockholders’ equity
Common stock, $0.0001 par value; 1,000,000 shares authorized, 185,723 and 185,278 shares issued and outstanding	19	19
Additional paid-in capital	659,604	665,715
Treasury stock	—	(21,666)
Accumulated other comprehensive income	2,251	2,006
Accumulated deficit	(450,750)	(416,927)
Total stockholders’ equity	211,124	229,147
Total liabilities, mezzanine equity, and stockholders’ equity	$398,570	$415,533

AvePoint, Inc. and Subsidiaries Condensed Consolidated Statements of Cash Flows For the Six Months Ended June 30, 2023 and 2022 (In thousands) (Unaudited)

	Six Months Ended
	June 30,
	2023	2022
Operating activities
Net loss	$(21,707)	$(20,255)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	2,249	1,333
Operating lease right-of-use assets expense	3,496	2,649
Foreign currency remeasurement loss	222	1,386
Stock-based compensation	17,690	18,678
Deferred income taxes	(161)	(37)
Other	329	474
Change in value of earn-out and warrant liabilities	4,136	(5,840)
Changes in operating assets and liabilities:
Accounts receivable	4,128	1,031
Prepaid expenses and other current assets	4,434	1,452
Deferred contract costs and other assets	(429)	(3,534)
Accounts payable, accrued expenses, operating lease liabilities and other liabilities	(7,276)	(6,654)
Deferred revenue	2,145	2,721
Net cash provided by (used in) operating activities	9,256	(6,596)
Investing activities
Maturities of investments	566	1,093
Purchases of investments	(1,055)	(180,041)
Cash paid in business combinations and asset acquisitions, net of cash acquired	—	(2,222)
Capitalization of internal-use software	(644)	(1,174)
Purchase of property and equipment	(789)	(2,234)
Other	(500)	—
Net cash used in investing activities	(2,422)	(184,578)
Financing activities
Repurchase of common stock	(17,004)	(10,042)
Proceeds from stock option exercises	3,240	1,719
Repayments of finance leases	(20)	(11)
Net cash used in financing activities	(13,784)	(8,334)
Effect of exchange rates on cash	(524)	(3,647)
Net decrease in cash and cash equivalents	(7,474)	(203,155)
Cash and cash equivalents at beginning of period	227,188	268,217
Cash and cash equivalents at end of period	$219,714	$65,062
Supplemental disclosures of cash flow information
Income taxes paid	$2,938	$420
Contingent consideration in business combination	$—	$5,635

AvePoint, Inc. and Subsidiaries Non-GAAP Reconciliations (In thousands) (Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
Non-GAAP operating income
GAAP operating loss	$(7,084)	$(11,743)	$(15,916)	$(25,591)
Stock-based compensation expense	9,586	10,404	17,690	18,678
Amortization of acquired intangible assets	354	148	753	199
Non-GAAP operating income	$2,856	$(1,191)	$2,527	$(6,714)
Non-GAAP operating margin	4.4%	-2.1%	2.0%	-6.3%

Non-GAAP gross profit
GAAP gross profit	$45,073	$40,089	$86,755	$75,604
Stock-based compensation expense	816	703	1,486	1,281
Amortization of acquired intangible assets	242	68	484	91
Non-GAAP gross profit	$46,131	$40,860	$88,725	$76,976
Non-GAAP gross margin	71.1%	73.4%	71.3%	72.6%

Non-GAAP sales and marketing
GAAP sales and marketing	$27,691	$27,371	$54,542	$54,577
Stock-based compensation expense	(2,708)	(3,396)	(4,909)	(5,858)
Amortization of acquired intangible assets	(112)	(80)	(269)	(108)
Non-GAAP sales and marketing	$24,871	$23,895	$49,364	$48,611
Non-GAAP sales and marketing as a % of revenue	38.3%	42.9%	39.7%	45.9%

Non-GAAP general and administrative
GAAP general and administrative	$15,193	$16,380	$29,841	$31,982
Stock-based compensation expense	(4,905)	(5,281)	(9,287)	(9,765)
Non-GAAP general and administrative	$10,288	$11,099	$20,554	$22,217
Non-GAAP general and administrative as a % of revenue	15.9%	19.9%	16.5%	21.0%

Non-GAAP research and development
GAAP research and development	$9,273	$8,081	$18,288	$14,636
Stock-based compensation expense	(1,157)	(1,024)	(2,008)	(1,774)
Non-GAAP research and development	$8,116	$7,057	$16,280	$12,862
Non-GAAP research and development as a % of revenue	12.5%	12.7%	13.1%	12.1%